NUMBER   INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE    SHARES

                      THE RATTLESNAKE HOLDING COMPANY, INC.

                      SERIES B CONVERTIBLE PREFERRED STOCK
                            $.10 PAR VALUE PER SHARE
                             500,000 SHARES AUTHORIZED     SEE LEGEND ON REVERSE


     This is to certify that ___________________ is the owner of________________

___________________________________________fully paid and non-assessable  shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of the Certificate properly endorsed.

Witness, the seal of the Corporation and the signatures of its duly authorized officers.
Dated:


__________________________                               _______________________
        Secretary                                               President

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   -- as tenants in common      UNIF GIFT MIN ACT--.....Custodian........
TEN BNT   -- as tenants by the entireties                 (Cust)         (Minor)
JT TEN    -- as joint tenants with right of        under Uniform Gifts to Minors
             survivorship and not as tenants       Act..........................
             in common                                       (State)
             Additional abbreviations may also be used though not in the above list

   For Value Received, _____ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE)

________________________________________________________________________________

__________________________________________________________________________Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

         Dated _____________________            ________________________________
                  In presence of

____________________________________            ________________________________





                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                    MUST CORRESPOND WITH THE NAME AS WRITTEN
                    UPON THE FACE OF THE CERTIFICATE IN EVERY
                    PARTICULAR, WITHOUT ALTERATION OR
                    ENLARGEMENT OR ANY CHANGE WHATSOEVER.